COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

Supplement dated October 10, 2013 to the Prospectus dated May 1, 2013 (the “Prospectus”) for Advantage IV Variable, Preferred Plus, and Horizon Contracts

This Supplement contains important information you should know about your Contract’s Prospectus.

The following information amends the Prospectus for your Contract.  The first paragraph under “Distribution of Contracts” is amended to read in its entirety as follows:

The Contracts are distributed through the principal underwriter for the Separate Account:  Epoch Securities, Inc. (“Distributor”).  Mailing Address: 132 Turnpike Road, Suite 210, Southborough, MA 01772. The Distributor is an indirect wholly-owned subsidiary of the Global Atlantic Financial Group. We reimburse the Distributor for sales of the Contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including: advertising expenses and other expenses of distributing the Contracts. Distributor’s management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

The paragraph under “Federal Defense of Marriage Act” is amended by the following:

On June 26, 2013, the portion of the Federal Defense of Marriage Act that precluded same-sex marriages from being recognized for purposes of federal law was ruled unconstitutional by the U.S. Supreme Court. However, there are still unanswered questions regarding the scope and impact of the U.S. Supreme Court’s decision. Because marital status is determined under state law, the favorable tax treatment afforded to an opposite-sex spouse may not currently be available to a same-sex spouse in all states. If you are married to a same-sex spouse, you should consult with your tax adviser for more information on this subject.

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If you should have any questions, please call 1-800-457-8803 for assistance.  This Supplement should be retained with your Contract’s Prospectus for future reference.

Advantage IV Variable Annuity

Preferred Plus Annuity

Horizon Annuity